UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 16, 2009

                                   FREDS, INC.
                                   -----------
               (Exact Name of Registrant as Specified in Charter)

                        Commission File Number 001-14565

                Tennessee                                62-0634010
                ---------                                ----------
       (State or Other Jurisdiction                   (I.R.S. Employer
            of Incorporation)                         Identification No.)

                 4300 New Getwell Road, Memphis, Tennessee 38118
                 -----------------------------------------------
                    (Address of principal executive offices)

                                 (901) 365-8880
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
           DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On February 16, 2009, Fred's entered into an Amendment to Employment Agreement with Bruce A. Efird, amending his Employment Agreement dated December 22, 2008. The purpose of the amendment was to make certain modifications to Provision 1 to change the commencement date to: "from and after February 2, 2009 (the "Initial Term")..."; and to change the first sentence of Provision 2 to read as follows: "Executive agrees to serve as Company's "Chief Executive Officer and President during the term..." The amendment is deemed effective as of February 2, 2009. A copy of the Amendment to the Employment Agreement for Mr. Efird is attached hereto as Exhibit 10.1, and incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits.

         10.1 Amendment to Employment Agreement, dated February 16, 2009, by and between Fred's and Bruce A. Efird.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FRED'S, INC.
                                        (Registrant)


Date:  February 20, 2009                By: /s/ Jerry A. Shore
                                            ------------------------------------
                                                Jerry A. Shore
                                                Executive Vice President and
                                                Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
 Number              Description of Exhibit(s)
 ------              -------------------------
  10.1               Amendment to Employment Agreement, dated February 16, 2009, by and between Fred's and Bruce A. Efird.